Other Receivable	12 Months Ended
Sep. 30, 2024
Other Receivable [Abstract]
OTHER RECEIVABLE

NOTE 7 — OTHER RECEIVABLE

Other receivable consists of the following:

	As of September 30,
	2024	2023
Receivable from Yunan Faxi (1)	$3,562,472	$-
Redemption of short-term investment (2)	1,377,873	1,367,052
Prepaid value added tax	475,331	478,899
Prepayment for advertising	219,830	-
Others	31,090	74,300
Other receivable	$5,666,596	$1,920,251

(1)	On September 26, 2022, the Company entered into a letter of intent for an equity transfer with an individual, Mr. Xibo Liu, pursuant to which, Mr. Xibo Liu transfers his 51% ownership in Yunnan Faxi to the Company at the price of RMB72 million (approximately $10.0 million). Based on contract terms, the Company prepaid RMB25 million (approximately $3.4 million) within three (3) business days upon signing the letter of intent. However, due to unsatisfactory performance of Yunnan Faxi, the equity transfer contract was terminated on December 20, 2024. The amount of $3,562,472 (RMB25 million) was recorded as other receivable as of September 30, 2024.

(2)	On September 24, 2024, the Company entered into an agreement with a third party to transfer its short-term investment at the price of $1,377,873. The amount was recorded as other receivable as of September 30, 2024 and 2023.

As of date of this report, approximately 99.4%, or $5.6 million, of the Company’s other receivable balance as of September 30, 2024 has been subsequently collected.